                                                                    EXHIBIT 99.3



                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason Services, Inc.                      Case No.: 01-11489

                                                 Reporting Period:  April, 2002

                                                CURRENT             CUMULATIVE
                                                -------             ----------
Cash - Beginning of the Month               $  182,460.24        $     5,946.91

Receipts                           Operating
Total Receipts                              $9,967,692.01        $68,005,065.78

Disbursements
Total Disbursements                         $9,696,552.87        $67,557,413.31

Net Cash Flow                               $  271,139.14        $   447,652.47

Cash - End of the Month                     $  453,599.38        $   453,599.38

In re:  Lason Services, Inc.                     Case #: 01-11489
                                                 Reporting Period:  April, 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                        CUMULATIVE FILING TO
REVENUES                                                                                 MONTH                  DATE
--------                                                                                 -----          --------------------
Gross Revenues
Non-Debtor Net Intercompany
Less:  Returns and Allowances
Net Revenue                                                                                  0                             0
COST OF GOODS SOLD
Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Direct Costs (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                                                           0                             0
Gross Profits                                                                                0                             0
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit Sharing Plans Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation                                                 0                             0
Depreciation/Depletion/Amortization                                                          0                            97
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                             0                           -97
OTHER INCOME AND EXPENSES
Other income (attach schedule)
Interest Expense
Other Expense (attach schedule)
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                                0                           -97
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                0                             0
Income Taxes
NET PROFIT (LOSS)                                                                            0                           -97

In re: Lason Services, Inc.                                    Case No. 01-11489
                                                   Reporting Period: April, 2002

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                                     ASSETS                                     CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                               453,599                    5,947
Restricted Cash and Cash Equivalents (see continuation sheet)                                                                  -
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                            453,599                    5,947
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment                                                                                  26,158
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                                                                                             21,767
TOTAL PROPERTY & EQUIPMENT                                                                            -                    4,390
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                               58,320,979               62,442,487
TOTAL OTHER ASSETS                                                                           58,320,979               62,442,487

TOTAL ASSETS                                                                                 58,774,578               62,452,824

                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                          LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                                                                 2,141,595                  4,062,645
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*                                                                         15,385
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                                2,156,980                  4,062,645
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                                        -                          -
TOTAL LIABILITIES                                                                             2,156,980                  4,062,645
OWNER EQUITY
Capital Stock                                                                                        10                         10
Additional Paid-In Capital                                                                   29,696,003                 29,696,003
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                             26,921,682                 28,694,166
Retained Earnings - Postpetition                                                                    (97)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                             56,617,598                 58,390,179
TOTAL LIABILITIES AND OWNERS' EQUITY                                                         58,774,578                 62,452,824
                                                                                                      0

In re: Lason Services, Inc.                                 Case No. 01-11489
                                                 Reporting Period April, 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                                     ASSETS                                     CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
Other Current Assets









Other Assets

Investment in Lason Systems                                                                 43,419,131                 43,419,131
Due to/from Lason Systems                                                                   14,901,848                 19,023,356





                                                                                            58,320,979                 62,442,487


                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                          LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
Other Postpetition Liabilities







Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)










Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.